TG-1 0810

P1, P2, P4

SUPPLEMENT DATED AUGUST 1, 2010

TO THE PROSPECTUS

DATED MAY 1, 2010

TEMPLETON GROWTH SECURITIES FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows.

1. The portfolio management team under "Fund Summaries – Portfolio Managers" section on page TG-S4 is revised as follows:

Portfolio Managers

CINDY L. SWEETING, CFA

President, Chairman and Director of Global Advisors and portfolio manager of the Fund since 2007.

Matthew Nagle, CFA

Portfolio Manager of Global Advisers since August 2010

James Harper, CFA

Portfolio Manager of Global Advisers since August 2010

2. The portfolio management team under "Fund Details - Management” section on page TG-D4 is revised as follows:

The Fund is managed by a team of dedicated professionals focused on investments in equity securities of companies anywhere in the world. The portfolio managers of the team are as follows:

CINDY L. SWEETING, CFA President, Chairman and Director of Global Advisors

Ms. Sweeting has been a portfolio manager of the Fund since 2007 and assumed the duties of lead portfolio manager of the Fund in August 2010.  She has primary responsibility for the investments of the Fund. Ms. Sweeting has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time. She joined Franklin Templeton Investments in 1997.

MATTHEW NAGLE, CFA Portfolio Manager of Global Advisors

Mr. Nagle has been a portfolio manager of the Fund since August 2010, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2003.

James Harper, CFA Portfolio Manager of Global Advisors

Mr. Harper has been a portfolio manager of the Fund since August 2010, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2007. Prior to joining Franklin Templeton Investments in 2007, he was a partner at sell-side research brokerage, Redburn Partners LLP, where he covered the European telecoms sector. He was also a research analyst at Citigroup and Credit Suisse First Boston.

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